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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) May 18, 1999
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                               Penton Media, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


Delaware                        1-14337                      36-2875386
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(State or Other                 (Commission                  (IRS Employer
Jurisdiction of                 File Number)                 Identification No.)
 Incorporation)


1100 Superior Avenue, Cleveland, Ohio                            44114
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code    (216) 696-7000
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS

         On May 18, 1999, Penton Media, Inc., a Delaware corporation (the "Company"), entered into an Asset Purchase Agreement (the "Purchase Agreement") with New Hope Communications, Inc., a Colorado corporation ("New Hope"), and R. Douglas Greene pursuant to which the Company will purchase substantially all of the assets of New Hope. The closing of the Purchase Agreement is subject to a number of customary conditions. The press release issued by the Company in connection therewith is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Business Acquired.  Not applicable.

(b)      Pro Forma Financial Information.  Not applicable.

(c)      Exhibits.

         99.1     Press Release, dated May 18, 1999.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PENTON MEDIA, INC.

Dated:   May 18, 1999

                                           By: /s/ Preston L. Vice
                                              ----------------------------------
                                           Name: Preston L. Vice
                                           Title: Senior Vice President


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                                  EXHIBIT INDEX
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Exhibit
  No.
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99.1       Press Release, dated May 18, 1999